August 22, 2023

BNY MELLON ETF TRUST

-BNY Mellon Responsible Horizons Corporate Bond ETF

Supplement to Current Summary Prospectus and Prospectus

The following supersedes and replaces (i) the fifth through ninth paragraphs in the sections "Principal Investment Strategy" in the fund's summary prospectus and "Fund Summary – Principal Investment Strategy" in the fund's prospectus and (ii) the sixth through tenth paragraphs in the section "Fund Details – Goal and Approach" in the fund's prospectus. In addition, the thirteenth paragraph of the section "Fund Details – Goal and Approach" in the fund's prospectus is deleted.

Insight uses a combination of external and/or internal ESG research, as well as "bottom-up" credit research and relative value assessments, to evaluate potential investments for the fund's portfolio. The ESG evaluation includes: (1) Insight's assessment of the overall suitability of an issuer based on Insight's proprietary ESG score, (2) consideration of qualitative and quantitative information and data from internal and external (e.g., index providers and consultants) sources, including research, reports, screenings, ratings and/or analysis; and (3) screening out issuers, industries and/or sectors which are deemed by Insight to not be suitable for the fund, as set forth below.

Insight assigns an ESG score to an issuer based on Insight's evaluation of (1) ESG-related proprietary data and/or data provided by third-party providers and/or (2) the issuer's vulnerability to ESG risk, in each case, generally based on the ESG criteria below:

• Environmental analysis, which may include an assessment of material environmental issues, such as carbon emissions, water management, energy sources and uses, hazardous materials, environmental benefits, natural resources, biodiversity, land rehabilitation and the risks presented by physical threats such as extreme weather events.

• Social analysis, which may include an assessment of material social issues, such as human rights, human capital management, diversity and inclusion, supply chain management, labor standards, health and safety, business ethics, including consumer protection, and avoidance of corruption in all forms, including extortion and bribery.

• Governance analysis, which may include an assessment of corporate governance structures and processes and takes into account the particular company circumstances and regulatory restrictions, guidelines and established best practices with respect to board structure, including the balance between executive and independent board representation, succession planning, capital structure, remuneration, risk management, internal controls, shareholder rights, ownership structure and transparency.

Insight considers environmental, social and governance data and risk when determining an issuer's ESG score; however, Insight places the greatest emphasis on the environmental, social and/or governance-related data and risk it considers most relevant to the issuer's industry. ESG scores range from 1 (best) to 5 (worst), and securities of issuers with scores of 5 at the time of purchase will be ineligible for inclusion in the fund's portfolio. If Insight determines that data from third party sources prevents the issuer from being a candidate for investment by the fund, Insight may not assign the issuer an ESG score. To the extent the fund holds a security of an issuer whose ESG score has deteriorated so that it would no longer be eligible for purchase, the fund may continue to hold such security for up to twelve months. During this time, Insight will engage with the issuer in an effort to implement improvements. If, after twelve months, Insight does not believe sufficient improvements have been or will be made, the security will be sold.

Issuers also will be excluded where:

● the issuer's revenue, at the time of purchase and based on available information, exceeds certain thresholds (generally 0%-5% depending on the product, industry or sector, except for Coal Power generation, which may not be more than 10% of an issuer's revenue) derived from products, or they are in an industry and/or sector, that are considered unsuitable for the fund based on their vulnerability to ESG risk (for example, tobacco, cannabis, gambling, controversial weapons and coal extraction) and the risk they potentially pose to fund performance;

● the issuer no longer meets the minimum standards of practice represented by a widely accepted global convention, such as, but not limited to, the Universal Declaration of Human Rights, the ILO Declaration on Fundamental Principles and Rights at Work, or the UN Global Compact;

● the issuer is deemed highly carbon intensive. Highly carbon intensive is defined as having greater than 2,000 tons of total scope 1 and 2 emissions per $1 million of revenue (scope 1 emissions refer to direct emissions from owned or controlled sources; scope 2 emissions refer to indirect emissions from the generation of purchased electricity, steam, heating, and cooling consumed by the reporting company); and/or

● the issuer is in a sector exposed to contributing to climate change (for example, the energy or chemical sector) and is not Net Zero aligned or aligning, as determined by Insight.

There may be situations where the fund will invest in a security of a company identified for exclusion. This may arise where (i) Insight believes a bond's proceeds will be exclusively applied to finance or re-finance in part or in full projects with positive environmental and/or social impacts and/or projects that are defined as "environmentally sustainable economic activities" by the European Union (EU) Taxonomy Regulation (i.e., "Use-of-Proceeds Impact Bonds"); and (ii) Insight believes the issuer of the Use-of-Proceeds Impact Bond has a clearly defined, long-term plan to address the issue that would otherwise cause its exclusion. The fund aims to invest at least 20% of its net assets, in the aggregate, in (a) Use-of-Proceeds Impact Bonds and (b) bonds issued by companies or institutions determined by Insight to have more than 50% of their revenue streams linked to positive environmental and/or social impacts using the UN Sustainable Development Goals as a guide to environmental or social targets or where at least 50% of their economic activities are defined as “environmentally sustainable economic activities” by the EU Taxonomy Regulation.

In addition to ESG considerations, Insight primarily uses "bottom-up" credit research and analysis in its selection of securities. This involves an assessment of the creditworthiness of the issuer incorporating an analysis of key credit metrics, such as leverage and cash flow. A relative value assessment of the issuer's debt instruments against comparable debt instruments may also be undertaken to supplement credit research and analysis. This approach aims to identify U.S. and foreign investments with attractive total return generating potential.

The fund may, but is not required to, take long and short positions in derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage credit or interest rate risk, to manage the average duration of the fund's portfolio, to manage foreign currency risk, as part of a hedging strategy or for other purposes related to the management of the fund. The derivative instruments in which the fund may invest primarily include options, futures and options on futures (including those relating to securities, indices and foreign currencies), forward contracts and swap agreements. To the extent such derivative instruments have similar economic characteristics to corporate debt securities as described in the fund's policy with respect to the investment of at least 80% of its net assets, the market value of such instruments will be included in the 80% policy. To the extent the fund invests in a derivative with a single underlying corporate debt security, Insight will apply its ESG scoring and screening criteria to the issuer of the underlying security and not the issuer of the derivative. To the extent the fund invests in a derivative referencing an index, Insight will not apply its ESG scoring and screening criteria to the issuer of the derivative or the underlying issuers comprising an index referenced by the derivative. The fund may enter into derivatives referencing government bonds for duration management purposes and may also invest in currency derivatives to manage foreign currency risk. To the extent the fund invests in these types of derivatives, Insight will not apply its ESG scoring and screening criteria to the issuer of the derivative or the underlying issuer of the bond/currency. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. The fund's derivative transactions are subject to a value-at-risk leverage limit and certain reporting and other requirements pursuant to a derivatives risk management program adopted by the fund.

In addition, the following is added as the third to last paragraph in the section "Fund Details – Goal and Approach" in the fund's prospectus.

The fund typically will invest a limited amount of its assets in U.S. Treasury securities for liquidity purposes. Insight does not apply its ESG scoring and screening criteria to U.S. Treasury securities.

Finally, the following is added to the sections "Principal Risks" in the fund's summary prospectus, and "Fund Summary – Principal Risks” and “Fund Details – Investment Risks” in the fund’s prospectus. In addition, the discussion of “Derivatives risk” as a non-principal risk in the section “Fund Details – Investment Risks” in the fund’s prospectus is deleted.

Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund’s use of derivatives may result in losses to the fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk (lack of a liquid secondary market), credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued).

Futures risk. The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the futures and the price of the underlying instrument. The fund's use of futures contracts exposes the fund to leverage risk because of the small margin requirements relative to the value of the futures contract. A relatively small market movement will have a proportionately larger impact on the funds that the fund has deposited or will have to deposit with a broker to maintain its futures position. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intraday price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the fund may be unable to close out its futures contracts at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures could exceed the fund's initial investment in such contracts.

Currency forward risk. Currency forward contracts are derivative instruments pursuant to a contract with a counterparty to buy or sell a specific currency at a future date at a price set at the time of the contract. Not all forward contracts require a counterparty to post collateral, which may expose the fund to greater losses in the event of a default by a counterparty. Foreign currency forward transactions include risks associated with fluctuations in foreign currency.

Options risk. The fund's successful use of options depends on the ability of the sub-adviser to forecast market movements correctly. When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. The effective use of options also depends on the fund's ability to terminate option positions at times when the sub-adviser deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price. The sale of options by the fund may create investment leverage.

Swap risk. A swap is a contract that generally obligates the parties to exchange payments based on a specified security, basket of securities, or securities indices during a specified period. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty's defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). It may not be possible for the fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.